UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2018

Nuveen Closed-End Funds

JDD	Nuveen Diversified Dividend and Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your direct

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Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing elsewhere. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. As the year developed, future corporate profit growth was looking less certain than at the start of the year. Adding to the uncertainty were the removal of U.S. central bank monetary stimulus, rising interest rates, a stronger U.S. dollar, trade negotiations and unpredictable politics, including Brexit and a prolonged U.S. government shutdown. Bearish sentiment intensified at the end of 2018, pressuring stocks, corporate bonds and commodities alike.

Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

February 22, 2018

Portfolio Managers’ Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD invests approximately equal proportions of its managed assets across four complementary strategies, each managed by a separate, specialized sub-adviser.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen) is the sub-adviser for the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. James T. Stephenson, CFA, and Thomas J. Ray, CFA serve as the Fund’s portfolio management team.

The real estate securities strategy portion of the Fund consisting of a portfolio focused on dividend-paying common Real Estate Investment Trusts (REITs) is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell lead the management team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, is the sub-adviser for the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. The Symphony management team for the Fund is led by Scott Caraher.

Wellington Management Company LLP (Wellington Management) is the sub-adviser for the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. James W. Valone, CFA, heads the management team.

Effective October 2018, Gunther Stein is no longer a portfolio manager for the Fund.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management review U.S. economy and financial markets, their management strategies and the performance of the Fund for the twelve-month reporting period ended December 31, 2018.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended December 31, 2018?

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.4% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “third” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened. The government’s fourth quarter 2018 GDP growth estimate was not yet available due to the partial government shutdown from late December 2018 to late January 2019.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in December 2018 from 4.1% in December 2017 and job gains averaged around 219,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.2% in December 2018. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended December 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.2% year-over-year in November 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 4.7%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in December 2018, was the fourth rate hike in 2018 and the ninth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and the new Chairman Jerome Powell maintained the Fed’s gradual pace of interest rate hikes. However, amid signs that economic growth might have peaked, the markets’ unease about the future pace of monetary tightening, along with other factors, drove sharp volatility in the final months of 2018. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China agreed to a 90-day trade truce, although the details were murky. Brexit negotiations continued to be uncertain and Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details. In the final week of the reporting period, the U.S. government began a prolonged partial shutdown due to an impasse on border security funding (which ended in late January, subsequent to the close of the reporting period, when a temporary funding measure was passed).

Global equity markets suffered one of their worst quarters since the financial crisis of 2008 (and the worst since the second quarter 2011) during the fourth quarter of 2018. This major drawdown, which was somewhat indiscriminate of region was driven by increased economic uncertainty and political instability on the one hand and elevated valuations and earnings uncertainty on the other. For the twelve-month reporting period, the MSCI EAFE Index and the MSCI ACWI Index returned -13.79% and -9.42%, respectively. Growth significantly outperformed value (as measured by the Russell 1000® Growth vs Russell 1000® Value), particularly in the U.S. In all regions, small-cap and mid-cap companies meaningfully underperformed larger companies. Another contributor to the rapid equity markets decline was the continued tightening by the U.S. central bank. While expectations of a rate increase in December were speculated as the fourth quarter 2018 commenced, sliding equity markets led some to expect the Fed to be more dovish. This did not occur, which drove markets meaningfully lower in December. In addition, the European central bank, also as expected, completed its quantitative easing program during the fourth quarter of 2018 adding further fears of tightening.

The reporting period ended December 31, 2018 saw two starkly different environments for corporate credit. The first three quarters were generally characterized by benign credit conditions reflecting strong corporate fundamentals, low defaults, and strong domestic economic activity. During this reporting period, the Credit Suisse Leveraged Loan Index saw consistent positive performance. While net supply of new loans was steady, demand for loans from both institutional and retail investors was strong. However, in the fourth quarter 2018, as equity markets began to experience volatility and sentiment regarding future Fed rates hikes softened, retail mutual funds and exchange-traded funds began to experience significant outflows. This put pressure on secondary market prices for loans. In particular, large, liquid, higher quality loans saw the most negative price action as funds sold the assets that were easiest to sell to fund redemptions. From a fundamental perspective, this was not consistent with what one typically expects to see in an environment where investors are concerned about credit fundamentals and growth. It is more indicative of a liquidity-driven market where supply and demand are leading to an inefficient pricing of risk. The total return for the fourth quarter of 2018 for the Credit Suisse Leveraged Loan Index was -3.08%, which nearly erased all of the prior gains for the reporting period. The Credit Suisse Leveraged Loan Index ended the reporting period with a 1.14% positive return. Loans were one of few asset classes that produced a positive return during the reporting period.

With a late-year swoon, U.S. REIT common equities generated negative returns for 2018, along with the broader U.S. equity markets, in the context of growing investor unease regarding the outlook for U.S. and global economic growth. For REIT senior securities, the impact of higher interest rates during the reporting period was most pronounced on long duration perpetual preferred securities where late-year selling mirrored high yield market trends and defied more positive trends in REIT bonds.

Performance across emerging markets (EM) fixed income sectors was negative during 2018. Emerging markets external debt, as measured by the JPMorgan EMBI Global Diversified Index, returned -4.26% during the reporting period. Local markets debt also had negative performance during the reporting period, with the JPMorgan GBI-EM Global Diversified Index posting a return of -6.21%. Depreciation of EM currencies versus the U.S. dollar primarily drove negative returns. In addition, emerging markets corporate debt posted negative results, with the JPMorgan CEMBI Broad Diversified Index generating a return of -1.65%.

What were the key strategies used to manage the Fund during this twelve-month reporting period ended December 31, 2018?

The Fund’s investment objectives are high current income and total return, while utilizing equity and debt strategies focused on providing current income, total return potential and reducing U.S. interest rate sensitivity. In its efforts to achieve these objectives, the Fund is managed by specialists in several non-traditional asset classes and invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%,

Portfolio Managers’ Comments (continued)

but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

For the dividend paying equity portion of the Fund’s portfolio, NWQ continued to focus on obtaining an attractive total return with a dividend yield at least 100 bps above the MSCI World Index. NWQ employs a value based approach from their bottom up analysis. They look for attractive absolute valuation, positive risk/reward with downside risk management characteristics and catalysts that can drive a positive revaluation of companies. They believe improved capital allocation policies and the return of capital to shareholders can be a positive catalyst in two significant ways. Higher dividends add to the total return of a company and the discipline shown in rewarding shareholders can lead to a higher valuation. NWQ has seen many companies significantly increase their shareholder remuneration through share repurchases and higher dividends.

In managing the real estate portion of the Fund’s portfolio, Security Capital seeks to maintain property type and geographic diversification in selecting common equity securities, while taking into account important company-specific influences, including, cash flow generating potential, property location quality, balance sheet flexibility and the management team to name only a few. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable net income and potential price appreciation over the long-run. Throughout the latter half of 2018, the portfolio continued to consolidate a number of equity positions as a result of its focus on delivering a high conviction, diversified portfolio of securities. As of December 31, 2018, the portfolio allocations were 98.8% common stocks and 1.2% cash and equivalents.

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan (loan) asset class. The Fund’s capital remained invested in issuers with strong credit profiles among non-investment grade debt while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

The emerging market debt portion of the Fund, which is managed by Wellington Management, invests in a diversified portfolio of emerging markets fixed income instruments through the combination of comprehensive top-down quantitative and macroeconomic analysis and detailed bottom-up sovereign credit research.

How did the Fund perform during this twelve-month reporting period ended December 31, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the one-year, five-year and ten-year periods ended December 31, 2018. The Fund’s total returns on net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended December 31, 2018, JDD underperformed the S&P 500® and comparative Blended Index.

NWQ

The dividend paying equity portion of the Fund’s portfolio, managed by NWQ, significantly detracted from the Fund’s performance as compared to its blended benchmark. Positive stock selection in the energy sector contributed to performance. This was offset by weakness in the financial services, health care and consumer discretionary sectors.

Geographically, performance benefitted from stock selection in the United Kingdom. Investments in the U.S., Europe and the Middle East lagged and were a headwind for the Fund’s relative return for the reporting period.

Individual holdings that positively contributed to performance included healthcare holding GlaxoSmithKline PLC. GlaxoSmithKline announced in March 2018 that it would not acquire Pfizer’s consumer health care business, allaying many investors’ fears of a potential dividend cut that would have been associated with the transaction. Subsequently, later in March 2018, GlaxoSmithKline provided more clarity regarding strategic actions by announcing the buy-out of Novartis in their consumer health care venture, which should be earnings accretive. Also contributing to performance was the utilities holding, FirstEnergy Corporation stock. The company updated their long-term earnings growth targets at an industry conference in November 2018, which now targets above average growth and will return to dividend growth sooner than expected. The stock had a significant re-rating in 2018 as the company continues to work through some difficulty and execute on their capital plan. Lastly, technology holding Microsoft Corporation contributed to performance. Top and bottom line results were stronger than expected and guidance for Fiscal Year 2019 was also better than analyst estimates. The cloud segment outperformed growth expectations and expanding margins on the rapidly scalable business has provided further upside to corporate earnings.

Several individual holdings detracted from portfolio performance, particularly our financial sector holdings. ING Group NV was the leading detractor in the portfolio. Recently, ING has endured higher costs and declining net interest margin headwinds. Performance was also detracted by AIB Group PLC, one of Ireland’s larger banks, which faced pricing pressure in the mortgage market and has experienced pain in stock performance along with other European financials. Lastly, producer durable holding Deutsche Post AG detracted from performance. Though Deutsche Post has had cost overruns in its post – eCommerce – parcel (PeP) division as they deal with the increased volumes in eCommerce, NWQ views the rest of the business as performing extremely well and the company to be attractively valued. With price increases coming through in the first half of 2019 to support revenue growth, NWQ believes Deutsche Post can still come close to its 2020 earnings targets and that the market is no longer pricing this in and therefore, added to the Fund’s position.

Security Capital

The real estate portion of the Fund managed by Security Capital detracted from the Fund’s performance. Within the Fund’s common equity investments in 2018, there were distinctive performance differences by property type with the underlying themes and influences reflecting company-specific factors, earlier period performance differentials and, importantly, shifting investor expectations colored by macro-economic trends. In general, investors remained keenly focused on a number of risks including inflation, rising interest rates, economic growth and heightened capital expenditure requirements as new construction and shifting millennial preferences can speed obsolescence for existing assets.

In this context, leading performance contributors relative to the index by major property type in 2018 were the self-storage, office and hotel companies. Self-storage companies continue to exhibit steady property operations, though investors have been wary of moderating net operating income (NOI) growth rates and the corrosive impact on operations of elevated new construction levels. With healthy user demand, low capital expenditure requirements, short duration leases and low obsolescence risk, equity pricing for the self-storage companies has been more insulated from many of the concerns weighing on other property segments. CubeSmart and Life Storage were top performing stocks during the reporting period, both self-storage REITs. The underperformance of the office companies was broad based geographically and likely reflected a general downward pressure on net lease economics due to competition from new construction and significant capital costs to introduce amenities that will appeal to tenants so focused on attracting and retaining millennial talent. Our strong bias toward west coast office exposure (and away from east coast/NYC office) benefitted the portfolio. Finally, hotel REITs had been volatile quarter-to-quarter and among the outperformers early in the reporting period, boosted on the prospects of tax reform driving corporate profitability and travel. With their significant alignment to the general economy, the lodging names were buffeted in the fourth quarter 2018 by broader market forces surrounding investor jitters for U.S. and global economic growth. Our underweight relative to index in the hotel space contributed positively to performance.

Portfolio Managers’ Comments (continued)

During the reporting period, the Fund’s benchmark-relative performance was constrained by common equity investments in regional malls, manufactured homes and industrial sectors. In particular, investments within regional mall companies such as Simon Property Group, Inc., Taubman Centers Incorporated and Macerich Company detracted from performance. Investors have been highly cautious regarding the shifting retailing landscape in the context of accelerating online sales and the associated shifts in strategy by retailers, including store closures and bankruptcies.

Symphony

While its return was positive, the senior loan sleeve managed by Symphony underperformed the Credit Suisse Leveraged Loan Index during the reporting period.

During the reporting period, Symphony maintained a higher quality bent to the portfolio, preferring to focus mostly on higher quality issuers with strong asset coverage. Symphony also maintained exposure to larger, more liquid positions, and in particular issuers that have public equity versus private equity sponsorship as Symphony believes these issuers offer a more defensive risk positioning. While Symphony believes that credit conditions remain benign and the economic environment remains supportive, in Symphony’s opinion risk premiums are narrow and incremental risk taking is not being adequately compensated with regard to credit risk or liquidity risk.

Contributing positively to performance was the loan of DaVita HealthCare Partners, Inc. This loan performed well during the sell-off late in the reporting period and assisted with preservation of capital. In addition, the loan of TIBCO Software Inc. also ended the reporting period relatively unscathed from the market weakness in December 2018. Symphony continues to hold the positions in the Fund.

Detracting from performance were several large loans that did not fare well during the sell-off late in the reporting period, namely iHeart Communications, Inc., Reynolds Group Holdings, Inc. and Burger King Corporation. Symphony continues to hold the positions in the Fund.

Wellington Management

The emerging market debt portion of the Fund overall detracted from performance. Country allocation drove relative underperformance though developed market duration also detracted. In contrast, security selection contributed to performance, while local rates positioning and currency positioning had a muted effect. At the country level, an out-of-index allocation to Qatar and the United Arab Emirates throughout the reporting period, along with an overweight country allocation to Croatia and Azerbaijan, aided results. Tactical positioning to Oman, including an underweight country allocation in the fourth quarter 2018, also proved favorable. In contrast, an overweight country allocation to Argentina detracted from results. An underweight country allocation to Peru and Brazil, and a lack of exposure to external debt in the Philippines, also weighed on results. In addition, negative security selection in Mexico, especially an overweight exposure to select external quasi-sovereign debt in the oil and gas sector, detracted from performance.

In the emerging market debt portion, Wellington Management favored issuers in Eastern Europe and the Middle East over Asia and Latin America. In terms of external sovereign debt, Wellington preferred Central and Eastern European markets with improving fundamentals such as Bulgaria, Azerbaijan, and Croatia, as well as African countries with strong reform stories, including Ghana, the Ivory Coast and Morocco. Wellington Management also liked higher quality, Gulf Cooperation Council (GCC) countries, specifically Saudi Arabia, Qatar, as well as the United Arab Emirates, where valuations were attractive relative to credit quality. In contrast, the portfolio was underweight countries where valuations were tight, including: Chile, Peru, Malaysia and the Philippines. Wellington Management kept relatively low exposure to local markets and corporate debt throughout the reporting period. Local markets debt exposure was concentrated in select high yielding markets for most of the reporting period, such as Brazil, due to benign inflation and record low interest rates and South Africa due to an improved political landscape leading to improved reform potential. Wellington Management maintained emerging markets currency exposure in all emerging markets regions such as the Egyptian pound (stable-to-improving fundamentals and attractive valuation), Indonesian rupiah (more robust balance-of-payments), Russian ruble (strong external accounts and positive real interest rates) and Peruvian sol

(expected gradual and slow central bank tightening). Corporate exposure was limited earlier in the reporting period but slightly increased throughout the reporting peirod as emerging markets corporate fundamentals continued to improve even as commodity prices retraced and global growth moderated.

Additionally, the Fund continued to utilize forward foreign currency exchange contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as actively manage certain currency exposures in an attempt to benefit from potential appreciation. In aggregate, these contracts had a positive impact on overall performance during the reporting period.

The Fund also used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure. These positions had a negligible impact on performance during the reporting period

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a negative impact on total return performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts impact on total return performance was positive during this reporting period.

As of December 31, 2018, the Fund’s percentages of leverage are as shown in the accompanying table.

JDD
Effective Leverage*	32.46%
Regulatory Leverage*	32.46%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time, borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2018	Draws	Paydowns	December 31, 2018	Average Balance Outstanding	Draws	Paydowns	February 28, 2019
$112,900,000	$ —	$(15,000,000)	$97,900,000	$109,349,315	$ —	$ —	$97,900,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

12

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2018, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of December 31, 2018

	Per Share Regular Distributions							Annualized Total Return on NAV
Inception Date	Latest Quarter	Total Current Year	Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full-Year Distribution Rate on NAV[2,3]	1-Year	5-Year
9/2003	$0.2400	$0.9900	$0.3828	$0.2704	$0.0341	9.30%	9.59%	-11.47%	4.37%
[1]	Current distribution per share, annualized, divided, by the NAV per share on the stated date.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]	Each distribution represents a “managed distribution” rate.

Common Share Information (continued)

The following table provides the Fund’s distribution sources as of December 31, 2018.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2018

Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
40.02%	22.57%	37.41%	$0.9900	$0.3962	$0.2234	$0.3704

[1]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

COMMON SHARE REPURCHASES

During August 2018, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JDD
Common shares cumulatively repurchased and retired	475,000
Common shares authorized for repurchase	1,975,000

During the current reporting period, the Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JDD
Common shares repurchased and retired	10,000
Weighted average price per common share repurchased and retired	$8.85
Weighted average discount per common share repurchased and retired	15.63%

OTHER COMMON SHARE INFORMATION

As of December 31, 2018, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common share NAV	$10.32
Common share price	$9.23
Premium/(Discount) to NAV	(10.56)%
12-month average premium/(discount) to NAV	(4.90)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Diversified Dividend and Income Fund (JDD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JDD.

JDD	Nuveen Diversified Dividend and Income Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
JDD at Common Share NAV	(11.47)%	4.37%	11.26%
JDD at Common Share Price	(17.87)%	5.59%	13.98%
Blended Index (Comparative Benchmark)	(3.88)%	5.48%	10.50%
S&P 500® Index	(4.38)%	8.49%	13.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	36.9%
Emerging Market Debt and Foreign Corporate Bonds	36.7%
REIT Common Stocks	35.6%
Variable Rate Senior Loan Interests	35.0%
$1,000 Par (or similar) Institutional Preferred	0.3%
Structured Notes	0.3%
Common Stock Rights	0.1%
Corporate Bonds	0.0%
Warrants	0.0%
Repurchase Agreements	1.5%
Investment Companies	0.3%
Other Assets Less Liabilities	1.3%
Net Assets Plus Borrowings	148.0%
Borrowings	(48.0)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.1%
AA	2.5%
A	4.2%
BBB	28.2%
BB or Lower	63.7%
N/R (not rated)	1.3%
Total	100%

Portfolio Composition

(% of total investments)

Emerging Market Debt and Foreign Corporate Bonds	25.1%
REIT Common Stocks	24.2%
Software	3.5%
Banks	3.0%
Hotels, Restaurants & Leisure	3.0%
Media	2.5%
Oil, Gas & Consumable Fuels	2.3%
Pharmaceuticals	2.2%
Diversified Financial Services	2.2%
Diversified Telecommunication Services	2.1%
Insurance	2.0%
Capital Markets	1.9%
Health Care Providers & Services	1.6%
Food Products	1.4%
Chemicals	1.5%
Airlines	1.4%
Repurchase Agreements	1.0%
Investment Companies	0.2%
Other	18.9%
Total	100%

REIT Common Stocks

Top Five Industries

(% of total investments)

Specialized	5.1%
Office	4.9%
Residential	4.7%
Retail	4.2%
Health Care	1.7%

Country Allocation1

(% of total investments)

United States	55.3%
Germany	3.6%
United Kingdom	3.1%
Japan	1.8%
Hungary	1.7%
Canada	1.5%
Croatia	1.5%
Turkey	1.3%
Russia	1.3%
Argentina	1.3%
China	1.2%
France	1.2%
Ireland	1.1%
Spain	1.1%
Netherlands	1.1%
Sri Lanka	1.0%
Switzerland	1.0%
Other	19.9%
Total	100%

1	Includes 26.1% (as a percentage of total investments) in emerging market countries.
REIT	Real Estate Investment Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Diversified Dividend and Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund (the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

February 28, 2019

JDD	Nuveen Diversified Dividend and Income Fund Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 144.9% (98.8% of Total Investments)

	COMMON STOCKS – 36.9% (25.2% of Total Investments)

	Air Freight & Logistics – 1.1%

80,100	Deutsche Post AG, (2)	$2,187,468

	Airlines – 0.9%

36,762	Delta Air Lines Inc.	1,834,424

	Automobiles – 0.6%

21,719	Daimler AG, (2)	1,144,914

	Banks – 4.4%

531,455	AIB Group PLC, (2)	2,240,991
166,930	Bank of Ireland Group PLC	931,819
26,018	Bank of NT Butterfield & Son Ltd/The	815,664
39,428	CIT Group Inc.	1,508,910
211,547	ING Group NV, Sponsored ADR	2,255,091
951,500	Unicaja Banco SA, 144A, (2), (3)	1,255,582
	Total Banks	9,008,057

	Biotechnology – 0.7%

21,519	Gilead Sciences Inc.	1,346,013

	Capital Markets – 2.2%

27,500	AURELIUS Equity Opportunities SE & Co KGaA, (2)	999,879
220,800	Daiwa Securities Group Inc., (2)	1,120,700
99,966	Deutsche Boerse AG, ADR, (2)	1,192,594
86,690	UBS Group AG, (2)	1,081,305
	Total Capital Markets	4,394,478

	Chemicals – 1.3%

48,025	DowDuPont Inc.	2,568,377

	Diversified Financial Services – 2.2%

145,881	Challenger Ltd/Australia, (2)	975,305
44,284	Citigroup Inc.	2,305,425
12,290	JPMorgan Chase & Co	1,199,750
	Total Diversified Financial Services	4,480,480

	Diversified Telecommunication Services – 1.2%

29,400	Nippon Telegraph & Telephone Corp, ADR, (2)	1,194,816
109,655	Telefonica Brasil SA, (2)	1,307,635
	Total Diversified Telecommunication Services	2,502,451

	Electric Utilities – 1.0%

56,820	FirstEnergy Corporation	2,133,591

	Electrical Equipment – 0.6%

16,900	Eaton Corp PLC	1,160,354

	Energy Equipment & Services – 0.6%

11,740	Chevron Corp	1,277,195
3,685	Transocean Ltd	25,574
	Total Energy Equipment & Services	1,302,769

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	Entertainment – 0.7%

2,200	Nintendo Co Ltd, (2)	$584,186
34,454	Viacom Inc.	885,468
	Total Entertainment	1,469,654

	Food Products – 0.9%

228,737	Orkla ASA, Sponsored ADR	1,772,712

	Gas Utilities – 0.7%

258,900	Italgas SpA, (2)	1,484,668

	Health Care Providers & Services – 0.0%

6,594	Millennium Health LLC, (2), (3)	435
5,767	Millennium Health LLC, Corporate Claim Trust (3), (4)	10,844
6,140	Millennium Health LLC, Lender Claim Trust (3), (4)	12,159
	Total Health Care Providers & Services	23,438

	Hotels, Restaurants & Leisure – 0.4%

11,000	Hyatt Hotels Corp	743,600

	Household Durables – 0.7%

104,424	Sekisui House Ltd, (2)	1,533,475

	Industrial Conglomerates – 0.9%

16,519	Siemens AG, (2)	1,843,546

	Insurance – 2.9%

39,286	Ageas, (2)	1,768,484
6,665	Allianz SE, (2)	1,339,366
26,700	CNA Financial Corp	1,178,805
11,780	RenaissanceRe Holdings Ltd	1,574,986
	Total Insurance	5,861,641

	Marine – 0.0%

262	HGIM Corp, (2), (3)	10,218

	Media – 0.2%

10,332	Cumulus Media Inc., (3)	111,586
655,185	Hibu plc, (2), (3)	172,969
2,099	Metro-Goldwyn-Mayer Inc., (2), (3)	169,320
3,184	Tribune Co, (2)	1,274
	Total Media	455,149

	Multi-Utilities – 1.1%

111,880	Veolia Environnement SA, (2)	2,291,212

	Oil, Gas & Consumable Fuels – 3.1%

97,975	Enterprise Products Partners LP	2,409,205
55,520	Equitrans Midstream Corp, (3)	1,111,510
56,750	Suncor Energy Inc.	1,587,298
22,550	Total SA, Sponsored ADR	1,176,659
	Total Oil, Gas & Consumable Fuels	6,284,672

	Pharmaceuticals – 3.0%

32,669	AstraZeneca PLC, Sponsored ADR	1,240,769
17,150	Bayer AG, (2)	1,192,761
60,000	GlaxoSmithKline PLC, Sponsored ADR	2,292,600
44,385	Roche Holding AG, Sponsored ADR, (2)	1,379,486
	Total Pharmaceuticals	6,105,616

	Real Estate Management & Development – 0.4%

193,200	Great Eagle Holdings Ltd, (2)	827,922

Shares		Description (1)				Value

		Semiconductors & Semiconductor Equipment – 1.0%

84,490		Cypress Semiconductor Corp				$1,074,713
49,649		Infineon Technologies AG, (2)				994,056
		Total Semiconductors & Semiconductor Equipment				2,068,769

		Software – 2.0%

15,362		Microsoft Corp				1,560,318
55,025		Oracle Corp				2,484,379
		Total Software				4,044,697

		Specialty Retail – 0.5%

373,150		Kingfisher PLC, (2)				981,120

		Technology Hardware, Storage & Peripherals – 0.5%

38,400		Samsung Electronics Co Ltd, (2)				1,097,229

		Tobacco – 1.1%

40,329		Imperial Brands PLC, Sponsored ADR, (2)				1,230,841
15,250		Philip Morris International Inc.				1,018,090
		Total Tobacco				2,248,931
		Total Common Stocks (cost $76,929,238)				75,211,645

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 36.7% (25.1% of Total Investments)

		Angola – 0.5%

$335		Angolan Government International Bond, 144A	8.250%	5/09/28	B3	$315,181
320		Angolan Government International Bond, 144A	9.375%	5/08/48	B3	299,226
425		Angolan Government International Bond, Reg S	9.375%	5/08/48	B3	397,817
		Total Angola				1,012,224

		Argentina – 1.8%

150		Argentine Republic Government International Bond	6.250%	4/22/19	B	151,277
409		Argentine Republic Government International Bond	6.875%	4/22/21	B	369,536
100	EUR	Argentine Republic Government International Bond	3.375%	1/15/23	B	89,968
1,115		Argentine Republic Government International Bond	6.875%	1/26/27	B	850,187
300		Argentine Republic Government International Bond	5.875%	1/11/28	B	215,625
150	EUR	Argentine Republic Government International Bond	5.250%	1/15/28	B	122,699
160		Argentine Republic Government International Bond	2.500%	12/31/38	B	87,682
150		Argentine Republic Government International Bond	7.625%	4/22/46	B	108,675
345		Autonomous City of Buenos Aires Argentina, 144A	8.950%	2/19/21	B	342,827
310		Autonomous City of Buenos Aires Argentina, 144A	7.500%	6/01/27	B	263,500
320		Autonomous City of Buenos Aires Argentina, Reg S	7.500%	6/01/27	B	272,000
210		Provincia de Buenos Aires/Argentina, 144A	9.125%	3/16/24	B	173,775
220		Provincia de Buenos Aires/Argentina, 144A	7.875%	6/15/27	B	158,402
171		Provincia de Cordoba, 144A	7.125%	6/10/21	B	150,480
166		YPF SA, 144A	8.750%	4/04/24	B2	156,040
139		YPF SA, 144A	6.950%	7/21/27	B	113,285
140		YPF SA, 144A	7.000%	12/15/47	B	100,100
50		YPF SA, Reg S	8.500%	7/28/25	B2	44,875
		Total Argentina				3,770,933

		Armenia – 0.3%

655		Republic of Armenia International Bond, Reg S	7.150%	3/26/25	B1	686,623

		Azerbaijan – 1.3%

1,310		Republic of Azerbaijan International Bond, Reg S	4.750%	3/18/24	BB+	1,301,920
615		Republic of Azerbaijan International Bond, Reg S	3.500%	9/01/32	BB+	514,225
200		Southern Gas Corridor CJSC, 144A	6.875%	3/24/26	BB+	216,008
330		Southern Gas Corridor CJSC, Reg S	6.875%	3/24/26	BB+	355,826
210		State Oil Co of the Azerbaijan Republic, Reg S	6.950%	3/18/30	BB+	225,229
		Total Azerbaijan				2,613,208

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Bermuda – 0.1%

$200		Bermuda Government International Bond, 144A	4.750%	2/15/29	A+	$203,250

		Brazil – 1.0%

200		Banco do Brasil SA/Cayman, Reg S	4.625%	1/15/25	Ba2	189,750
200		Braskem Netherlands Finance BV, Reg S	4.500%	1/10/28	BBB–	184,852
1,465	BRL	Brazil Notas do Tesouro Nacional Serie F	10.000%	1/01/29	BB–	397,887
225		Centrais Eletricas Brasileiras SA, Reg S	5.750%	10/27/21	BB–	226,409
2		Petrobras Global Finance BV	6.125%	1/17/22	Ba2	2,053
91		Petrobras Global Finance BV	5.999%	1/27/28	Ba2	85,677
595		Petrobras Global Finance BV	5.750%	2/01/29	Ba2	550,375
200		Suzano Austria GmbH, 144A	6.000%	1/15/29	BBB–	204,100
200		Suzano Austria GmbH, 144A	7.000%	3/16/47	BBB–	205,200
		Total Brazil				2,046,303

		Bulgaria – 0.1%

185	EUR	Bulgaria Government International Bond, Reg S	3.125%	3/26/35	Baa2	224,946

		Chile – 0.3%

260		Corp Nacional del Cobre de Chile, 144A	3.625%	8/01/27	A+	247,611
200		Empresa Nacional del Petroleo, 144A	5.250%	11/06/29	A	203,329
200		Empresa Nacional del Petroleo, 144A	4.500%	9/14/47	A	170,900
		Total Chile				621,840

		China – 1.4%

200		Industrial & Commercial Bank of China Ltd, Reg S	4.875%	9/21/25	BBB+	205,493
230		Sinopec Group Overseas Development 2016 Ltd, 144A	3.500%	5/03/26	A+	221,046
925		Sinopec Group Overseas Development 2017 Ltd, 144A	3.625%	4/12/27	A1	888,617
580		Sinopec Group Overseas Development 2012 Ltd, Reg S	4.875%	5/17/42	A+	610,192
430		State Grid Overseas Investment 2016 Ltd, 144A	3.500%	5/04/27	A+	414,445
450		State Grid Overseas Investment 2016 Ltd, 144A	4.250%	5/02/28	A+	458,337
		Total China				2,798,130

		Colombia – 0.5%

280		Colombia Government International Bond	4.500%	3/15/29	Baa2	276,780
220		Colombia Government International Bond	5.000%	6/15/45	Baa2	209,440
260		Ecopetrol SA	5.875%	9/18/23	BBB	271,050
200		Transportadora de Gas Internacional SA ESP, 144A	5.550%	11/01/28	BBB	202,250
		Total Colombia				959,520

		Costa Rica – 0.1%

250		Costa Rica Government International Bond, Reg S	7.000%	4/04/44	BB	212,188

		Cote d’Ivoire (Ivory Coast) – 0.6%

335		Ivory Coast Government International Bond, 144A	5.375%	7/23/24	Ba3	307,208
100	EUR	Ivory Coast Government International Bond, 144A	5.250%	3/22/30	Ba3	100,924
390		Ivory Coast Government International Bond, 144A	6.125%	6/15/33	Ba3	323,965
605		Ivory Coast Government International Bond, Reg S	6.125%	6/15/33	Ba3	502,571
		Total Cote d’Ivoire (Ivory Coast)				1,234,668

		Croatia – 2.2%

535		Croatia Government International Bond, Reg S	6.625%	7/14/20	BB+	555,729
710		Croatia Government International Bond, Reg S	6.375%	3/24/21	BB+	744,162
460		Croatia Government International Bond, Reg S	5.500%	4/04/23	BB+	482,243
1,155		Croatia Government International Bond, Reg S	6.000%	1/26/24	BB+	1,246,421
325	EUR	Croatia Government International Bond, Reg S	3.000%	3/11/25	BB+	400,757
525	EUR	Croatia Government International Bond, Reg S	3.000%	3/20/27	BB+	632,698
340	EUR	Croatia Government International Bond, Reg S	2.750%	1/27/30	BB+	389,768
		Total Croatia				4,451,778

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Dominican Republic – 1.3%

$165		Dominican Republic International Bond, 144A	6.600%	1/28/24	BB–	$172,013
435		Dominican Republic International Bond, 144A	5.500%	1/27/25	BB–	431,194
285		Dominican Republic International Bond, Reg S	6.600%	1/28/24	BB–	297,113
405		Dominican Republic International Bond, Reg S	5.875%	4/18/24	BB–	409,641
495		Dominican Republic International Bond, Reg S	5.500%	1/27/25	BB–	490,669
545		Dominican Republic International Bond, Reg S	7.450%	4/30/44	BB–	566,800
290		Dominican Republic International Bond, Reg S	6.850%	1/27/45	BB–	285,650
		Total Dominican Republic				2,653,080

		Ecuador – 0.5%

786		Ecuador Government International Bond, 144A	9.650%	12/13/26	B–	715,260
255		Ecuador Government International Bond, 144A	7.875%	1/23/28	B–	207,188
200		Ecuador Government International Bond, Reg S	7.950%	6/20/24	B–	176,000
		Total Ecuador				1,098,448

		Egypt – 1.1%

130	EUR	Egypt Government International Bond, 144A	4.750%	4/16/26	B	134,872
125	EUR	Egypt Government International Bond, 144A	5.625%	4/16/30	B	123,896
270		Egypt Government International Bond, 144A	5.577%	2/21/23	B	255,868
640		Egypt Government International Bond, 144A	7.500%	1/31/27	B	609,704
305		Egypt Government International Bond, 144A	6.588%	2/21/28	B	271,925
250		Egypt Government International Bond, 144A	7.903%	2/21/48	B	215,070
200		Egypt Government International Bond, Reg S	7.500%	1/31/27	B	190,532
200		Egypt Government International Bond, Reg S	8.500%	1/31/47	B	180,744
200		Menora Mivtachim Holdings Ltd	8.500%	1/31/47	B	180,261
		Total Egypt				2,162,872

		El Salvador – 0.1%

45		El Salvador Government International Bond, Reg S	8.250%	4/10/32	B–	45,563
75		El Salvador Government International Bond, Reg S	7.625%	9/21/34	B–	75,863
		Total El Salvador				121,426

		Ethiopia – 0.1%

200		Ethiopia International Bond, Reg S	6.625%	12/11/24	B1	191,116

		Gabon – 0.2%

200		Gabon Government International Bond, Reg S	6.375%	12/12/24	B	179,492
200		Gabon Government International Bond, Reg S	6.950%	6/16/25	B	179,128
		Total Gabon				358,620

		Ghana – 0.5%

310		Ghana Government International Bond, 144A	7.625%	5/16/29	B	277,673
240		Ghana Government International Bond, 144A	10.750%	10/14/30	BB–	271,248
250		Ghana Government International Bond, 144A	8.627%	6/16/49	B	217,640
215		Ghana Government International Bond, Reg S	8.627%	6/16/49	B	187,347
		Total Ghana				953,908

		Greece – 0.2%

200	EUR	Hellenic Republic Government Bond, 144A, Reg S	4.375%	8/01/22	BB–	238,404
140	EUR	Hellenic Republic Government Bond, Reg S	3.500%	1/30/23	BB–	161,695
		Total Greece				400,099

		Hong Kong – 0.1%

200		Shimao Property Holdings Ltd, Reg S	4.750%	7/03/22	BBB–	188,329

		Hungary – 2.5%

2,360		Hungary Government International Bond	6.375%	3/29/21	BBB–	2,490,602
1,824		Hungary Government International Bond	5.375%	2/21/23	BBB–	1,931,160
196		Hungary Government International Bond	5.750%	11/22/23	BBB–	211,771
390		MFB Magyar Fejlesztesi Bank Zrt, Reg S	6.250%	10/21/20	Baa3	405,492
		Total Hungary				5,039,025

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Indonesia – 1.2%

$200		Indonesia Government International Bond, 144A	5.250%	1/08/47	Baa2	$200,228
725		Indonesia Government International Bond, Reg S	4.750%	1/08/26	Baa2	734,493
200		Indonesia Government International Bond, Reg S	4.350%	1/08/27	Baa2	197,762
400		Indonesia Government International Bond, Reg S	5.125%	1/15/45	Baa2	393,263
350		Indonesia Government International Bond, Reg S	5.250%	1/08/47	Baa2	350,398
3,100,000	IDR	International Finance Corp	8.000%	10/09/23	AAA	214,541
200		Perusahaan Listrik Negara PT, 144A	5.450%	5/21/28	Baa2	202,304
200		Perusahaan Listrik Negara PT, 144A	6.150%	5/21/48	Baa2	201,126
		Total Indonesia				2,494,115

		Ireland – 0.1%

200		Minejesa Capital BV, Reg S	4.625%	8/10/30	Baa3	178,267

		Israel – 0.3%

625		Israel Electric Corp Ltd, 144A, Reg S	4.250%	8/14/28	BBB	593,700

		Jamaica – 0.1%

200		Jamaica Government International Bond	7.875%	7/28/45	B	228,000

		Jordan – 0.2%

200		Jordan Government International Bond, 144A	7.375%	10/10/47	B+	177,034
200		Jordan Government International Bond, Reg S	5.750%	1/31/27	B+	183,974
		Total Jordan				361,008

		Kazakhstan – 1.0%

330		Development Bank of Kazakhstan JSC, Reg S	6.500%	6/03/20	Baa3	341,521
220		KazAgro National Management Holding JSC, 144A	4.625%	5/24/23	BBB–	210,290
380		KazMunayGas National Co JSC, 144A	3.875%	4/19/22	Baa3	373,593
420		KazMunayGas National Co JSC, 144A	5.375%	4/24/30	Baa3	412,240
395		KazMunayGas National Co JSC, 144A	5.750%	4/19/47	Baa3	376,040
400		KazMunayGas National Co JSC, 144A	6.375%	10/24/48	Baa3	402,400
		Total Kazakhstan				2,116,084

		Kenya – 0.1%

200		Kenya Government International Bond, 144A	8.250%	2/28/48	B+	170,006

		Lebanon – 0.2%

160		Lebanon Government International Bond, Reg S	5.450%	11/28/19	B–	154,621
130		Lebanon Government International Bond, Reg S	5.800%	4/14/20	B–	123,747
130		Lebanon Government International Bond, Reg S	8.250%	4/12/21	B–	123,521
		Total Lebanon				401,889

		Macedonia – 0.2%

340	EUR	Macedonia Government International Bond, Reg S	3.975%	7/24/21	BB	408,707

		Malaysia – 0.1%

230		Petronas Capital Ltd, Reg S	3.500%	3/18/25	A1	225,918

		Mexico – 1.0%

120		Petroleos Mexicanos	4.500%	1/23/26	BBB+	103,440
310		Petroleos Mexicanos	6.500%	3/13/27	BBB+	291,400
55		Petroleos Mexicanos	5.350%	2/12/28	BBB+	47,988
345		Petroleos Mexicanos	6.500%	1/23/29	BBB+	321,713
1,242		Petroleos Mexicanos	6.750%	9/21/47	BBB+	1,026,997
456		Petroleos Mexicanos	6.350%	2/12/48	BBB+	363,213
		Total Mexico				2,154,751

		Morocco – 0.5%

410		Office Cherifien Des Phosphates SA, Reg S	5.625%	4/25/24	BBB–	420,059
295		Office Cherifien Des Phosphates SA, Reg S	4.500%	10/22/25	BBB–	283,281
280		Office Cherifien Des Phosphates SA, Reg S	6.875%	4/25/44	BBB–	291,552
		Total Morocco				994,892

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Nigeria – 0.8%

$200		Nigeria Government International Bond, 144A	7.625%	11/21/25	B+	$192,800
265		Nigeria Government International Bond, 144A	6.500%	11/28/27	B+	233,926
200		Nigeria Government International Bond, 144A	7.143%	2/23/30	B+	176,620
250		Nigeria Government International Bond, 144A	8.747%	1/21/31	B+	242,956
200		Nigeria Government International Bond, 144A	7.875%	2/16/32	B+	181,244
645		Nigeria Government International Bond, Reg S	7.875%	2/16/32	B+	586,115
		Total Nigeria				1,613,661

		Oman – 0.6%

260		Oman Government International Bond, 144A	3.625%	6/15/21	Baa3	246,793
400		Oman Government International Bond, 144A	6.500%	3/08/47	Baa3	322,064
305		Oman Government International Bond, 144A	6.750%	1/17/48	Baa3	251,625
225		Oman Government International Bond, Reg S	5.375%	3/08/27	Baa3	197,222
200		Oztel Holdings SPC Ltd, 144A	6.625%	4/24/28	Baa3	184,000
		Total Oman				1,201,704

		Pakistan – 0.1%

275		Pakistan Government International Bond, 144A	7.250%	4/15/19	B	274,368

		Panama – 0.1%

200		Aeropuerto Internacional de Tocumen SA, 144A	6.000%	11/18/48	BBB	198,740

		Papua New Guinea – 0.1%

200		Papua New Guinea Government International Bond, 144A	8.375%	10/04/28	B	201,250

		Paraguay – 0.3%

200		Paraguay Government International Bond, 144A	4.700%	3/27/27	Ba1	197,500
200		Paraguay Government International Bond, Reg S	4.625%	1/25/23	Ba1	200,300
315		Paraguay Government International Bond, Reg S	6.100%	8/11/44	Ba1	324,844
		Total Paraguay				722,644

		Peru – 0.2%

420		Peru LNG Srl, 144A	5.375%	3/22/30	BBB–	406,371

		Qatar – 0.9%

825		Qatar Government International Bond, 144A	5.103%	4/23/48	AA–	866,456
965		Qatar Government International Bond, Reg S	2.375%	6/02/21	AA–	943,122
		Total Qatar				1,809,578

		Romania – 0.6%

241	EUR	Romanian Government International Bond, 144A	2.875%	5/26/28	BBB–	276,210
95	EUR	Romanian Government International Bond, 144A	2.500%	2/08/30	BBB–	101,371
45	EUR	Romanian Government International Bond, 144A	3.375%	2/08/38	BBB–	45,986
126		Romanian Government International Bond, 144A	5.125%	6/15/48	BBB–	121,275
540	EUR	Romanian Government International Bond, Reg S	3.875%	10/29/35	BBB–	602,844
		Total Romania				1,147,686

		Russia – 1.9%

195		Gazprom OAO Via Gaz Capital SA, Reg S	9.250%	4/23/19	BBB–	197,620
400		Russian Foreign Bond – Eurobond, 144A	4.375%	3/21/29	BBB–	380,511
600		Russian Foreign Bond – Eurobond, 144A	4.250%	6/23/27	BBB–	572,616
300		Russian Foreign Bond – Eurobond, Reg S	5.000%	4/29/20	BBB–	304,501
800		Russian Foreign Bond – Eurobond, Reg S	4.875%	9/16/23	BBB–	814,137
600		Russian Foreign Bond – Eurobond, Reg S	4.750%	5/27/26	BBB–	595,656
400		Russian Foreign Bond – Eurobond, Reg S	4.250%	6/23/27	BBB–	380,278
200		Russian Foreign Bond – Eurobond, Reg S	5.625%	4/04/42	BBB–	204,512
400		Russian Foreign Bond – Eurobond, Reg S	5.250%	6/23/47	BBB–	373,708
		Total Russia				3,823,539

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Saudi Arabia – 1.0%

$240		Saudi Government International Bond, 144A	2.375%	10/26/21	A1	$231,013
245		Saudi Government International Bond, 144A	2.875%	3/04/23	A1	235,505
200		Saudi Government International Bond, 144A	4.000%	4/17/25	A1	198,235
680		Saudi Government International Bond, Reg S	2.375%	10/26/21	A1	654,537
685		Saudi Government International Bond, Reg S	4.000%	4/17/25	A1	681,068
		Total Saudi Arabia				2,000,358

		Senegal – 0.6%

100	EUR	Senegal Government International Bond, 144A	4.750%	3/13/28	Ba3	105,468
200		Senegal Government International Bond, 144A	6.750%	3/13/48	Ba3	165,400
200		Senegal Government International Bond, Reg S	8.750%	5/13/21	Ba3	212,064
565		Senegal Government International Bond, Reg S	6.250%	7/30/24	Ba3	549,561
200		Senegal Government International Bond, Reg S	6.750%	3/13/48	Ba3	165,866
		Total Senegal				1,198,359

		Serbia – 0.3%

570		Serbia International Bond, Reg S	7.250%	9/28/21	BB	613,497

		South Africa – 0.8%

270		Eskom Holdings SOC Ltd, Reg S	6.750%	8/06/23	B3	246,521
3,315	ZAR	Republic of South Africa Government Bond	8.000%	1/31/30	Baa3	208,323
700	ZAR	Republic of South Africa Government Bond	6.250%	3/31/36	Baa3	34,697
320		Republic of South Africa Government International Bond	4.850%	9/27/27	Baa3	298,208
410		Republic of South Africa Government International Bond	5.875%	6/22/30	Baa3	399,766
200		Republic of South Africa Government International Bond	6.300%	6/22/48	Baa3	189,342
200		SASOL Financing USA LLC	5.875%	3/27/24	BBB–	199,565
		Total South Africa				1,576,422

		Sri Lanka – 1.4%

720		Sri Lanka Government International Bond, 144A	6.000%	1/14/19	B	716,400
505		Sri Lanka Government International Bond, 144A	6.850%	11/03/25	B	472,358
335		Sri Lanka Government International Bond, 144A	6.200%	5/11/27	B	294,849
310		Sri Lanka Government International Bond, Reg S	6.250%	7/27/21	B	298,264
415		Sri Lanka Government International Bond, Reg S	6.850%	11/03/25	B	388,175
200		Sri Lanka Government International Bond, Reg S	6.825%	7/18/26	B	184,531
680		Sri Lanka Government International Bond, Reg S	6.200%	5/11/27	B	598,500
		Total Sri Lanka				2,953,077

		Tunisia – 0.4%

305	EUR	Banque Centrale de Tunisie International Bond, 144A	6.750%	10/31/23	B+	333,847
105	EUR	Banque Centrale de Tunisie International Bond, Reg S	5.625%	2/17/24	B+	108,732
500		Banque Centrale de Tunisie International Bond, Reg S	5.750%	1/30/25	B+	419,655
		Total Tunisia				862,234

		Turkey – 1.9%

870		Turkey Government International Bond	7.000%	6/05/20	BB	886,744
345		Turkey Government International Bond	5.625%	3/30/21	BB	344,974
200		Turkey Government International Bond	7.250%	12/23/23	BB	205,306
295	EUR	Turkey Government International Bond	5.200%	2/16/26	BB	336,880
210		Turkey Government International Bond	4.875%	10/09/26	BB	185,936
475		Turkey Government International Bond	6.000%	3/25/27	BB	446,644
475		Turkey Government International Bond	5.125%	2/17/28	BB	415,825
400		Turkey Government International Bond	6.000%	1/14/41	BB	337,000
895		Turkey Government International Bond	5.750%	5/11/47	BB	728,297
		Total Turkey				3,887,606

		Ukraine – 1.0%

117		Ukraine Government International Bond, 144A	7.750%	9/01/21	B–	109,980
250		Ukraine Government International Bond, 144A	8.994%	2/01/24	B–	232,875
103		Ukraine Government International Bond, 144A	7.750%	9/01/25	B–	89,198
200		Ukraine Government International Bond, 144A	7.750%	9/01/27	B–	168,864
250		Ukraine Government International Bond, 144A	9.750%	11/01/28	B–	234,270

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Ukraine (continued)

$643	Ukraine Government International Bond, 144A	7.375%	9/25/32	B–	$510,048
105	Ukraine Government International Bond, Reg S	7.750%	9/01/23	B–	94,369
230	Ukraine Government International Bond, Reg S	7.750%	9/01/25	B–	199,180
215	Ukraine Government International Bond, Reg S	7.750%	9/01/26	B–	183,083
100	Ukraine Government International Bond, Reg S	7.750%	9/01/27	B–	84,336
255	Ukraine Government International Bond, Reg S	7.375%	9/25/32	B–	202,997
	Total Ukraine				2,109,200

	United Arab Emirates – 1.2%

915	Abu Dhabi Government International Bond, 144A	2.500%	10/11/22	AA	887,770
510	Abu Dhabi Government International Bond, 144A	3.125%	10/11/27	AA	487,070
370	Abu Dhabi Government International Bond, Reg S	4.125%	10/11/47	AA	355,618
200	Abu Dhabi National Energy Co PJSC, 144A	4.875%	4/23/30	A	200,000
360	Abu Dhabi National Energy Co PJSC, Reg S	4.375%	6/22/26	A	355,689
200	MDC–GMTN BV, 144A	4.500%	11/07/28	AA	204,700
	Total United Arab Emirates				2,490,847

	Uruguay – 0.2%

251	Uruguay Government International Bond	5.100%	6/18/50	BBB	246,329
245	Uruguay Government International Bond	4.975%	4/20/55	Baa2	232,997
	Total Uruguay				479,326

	Venezuela – 0.3%

1,877	Petroleos de Venezuela SA, Reg S, (7)	6.000%	11/15/26	C	275,488
360	Venezuela Government International Bond, Reg S, (7)	9.000%	5/07/23	C	80,100
1,040	Venezuela Government International Bond, Reg S, (7)	9.250%	5/07/28	C	236,600
	Total Venezuela				592,188

	Zambia – 0.2%

215	Zambia Government International Bond, Reg S	8.500%	4/14/24	B–	160,277
325	Zambia Government International Bond, Reg S	8.970%	7/30/27	B–	242,125
	Total Zambia				402,402
	Total Emerging Market Debt and Foreign Corporate Bonds (cost $79,530,689)				74,894,928

Shares	Description (1)				Value

	REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS – 35.6% (24.2% of Total Investments)

	Diversified – 1.9%

127,330	Colony Capital Inc.				$595,904
79,700	Liberty Property Trust				3,337,836
	Total Diversified				3,933,740

	Health Care – 2.6%

113,450	HCP Inc.				3,168,658
29,475	Welltower Inc.				2,045,860
	Total Health Care				5,214,518

	Hotels, Restaurant & Leisure – 1.3%

120,567	Host Hotels & Resorts Inc.				2,009,852
22,425	Pebblebrook Hotel Trust				634,852
	Total Hotels, Restaurant & Leisure				2,644,704

	Industrial – 2.1%

73,748	Prologis Inc.				4,330,483

	Office – 7.2%

29,825	Alexandria Real Estate Equities Inc.				3,437,033
23,925	Boston Properties Inc.				2,692,759
54,725	Brandywine Realty Trust				704,311
72,050	Douglas Emmett Inc.				2,459,067
59,200	Hudson Pacific Properties Inc.				1,720,352

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)						Value

	Office (continued)

42,075	Kilroy Realty Corp						$2,645,676
78,475	Paramount Group Inc.						985,646
	Total Office						14,644,844

	Residential – 6.9%

168,925	American Homes 4 Rent						3,353,161
52,700	Apartment Investment & Management Co						2,312,476
18,300	AvalonBay Communities Inc.						3,185,115
51,200	Equity Residential						3,379,712
86,800	Invitation Homes Inc.						1,742,944
	Total Residential						13,973,408

	Retail – 6.1%

158,275	Kimco Realty Corp						2,318,729
50,741	Macerich Company						2,196,070
26,175	Regency Centers Corp						1,535,949
17,485	Simon Property Group Inc.						2,937,305
45,200	Taubman Centers Incorporated						2,056,148
55,725	Weingarten Realty Investors						1,382,537
	Total Retail						12,426,738

	Specialized – 7.5%

18,250	CoreSite Realty Corp						1,591,947
44,175	CubeSmart						1,267,381
22,425	Digital Realty Trust Inc.						2,389,384
8,525	Equinix Inc.						3,005,574
22,100	Life Storage Inc.						2,055,079
24,624	Public Storage						4,984,144
	Total Specialized						15,293,509
	Total Real Estate Investment Trust (REIT) Common Stocks (cost $62,988,304)						72,461,944

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 35.0% (23.8% of Total Investments) (8)

	Aerospace & Defense – 0.8%

$975	Leidos Holdings, Inc., Term Loan B	4.313%	1-Month LIBOR	1.750%	8/22/25	BBB–	$963,358
205	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.522%	1-Month LIBOR	2.000%	8/21/24	BB+	199,519
488	Transdigm, Inc., Term Loan F	5.022%	1-Month LIBOR	2.500%	6/09/23	Ba2	461,388
1,668	Total Aerospace & Defense						1,624,265

	Airlines – 1.1%

480	American Airlines, Inc., Term Loan 2025	4.256%	1-Month LIBOR	1.750%	6/27/25	BB+	451,385
1,960	American Airlines, Inc., Term Loan B	4.522%	1-Month LIBOR	2.000%	4/28/23	BB+	1,868,537
2,440	Total Airlines						2,319,922

	Beverages – 0.2%

480	Jacobs Douwe Egberts, Term Loan B	4.563%	3-Month LIBOR	2.000%	11/01/25	Ba2	468,288

	Biotechnology – 0.4%

737	Grifols, Inc., Term Loan B	4.669%	1-Week LIBOR	2.250%	1/31/25	BB	709,651

	Building Products – 0.5%

153	Fairmount, Initial Term Loan	6.553%	3-Month LIBOR	3.750%	6/01/25	BB	111,976
865	Quikrete Holdings, Inc., Term Loan B	5.272%	1-Month LIBOR	2.750%	11/15/23	BB–	826,287
1,018	Total Building Products						938,263

	Capital Markets – 0.7%

439	Capital Automotive LP, Term Loan, First Lien	5.030%	1-Month LIBOR	2.500%	3/25/24	B	422,943
500	Lions Gate Entertainment Corporation, Term Loan A	4.272%	1-Month LIBOR	1.750%	3/22/23	BB–	487,500

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Capital Markets (continued)

$476	RPI Finance Trust, Term Loan B6	4.522%	1-Month LIBOR	2.000%	3/27/23	BBB–	$462,058
1,415	Total Capital Markets						1,372,501

	Chemicals – 0.9%

650	Axalta Coating Systems, Term Loan, First Lien	4.553%	3-Month LIBOR	1.750%	6/01/24	BBB–	614,573
457	H.B. Fuller Company, Term Loan B	4.470%	1-Month LIBOR	2.000%	10/22/24	BB+	431,221
175	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	168,228
590	Univar, Inc., Term Loan B	4.772%	1-Month LIBOR	2.250%	7/01/24	BB	566,219
1,872	Total Chemicals						1,780,241

	Commercial Services & Supplies – 1.0%

699	ADS Waste Holdings, Inc., Term Loan B	4.669%	1-Week LIBOR	2.250%	11/10/23	BB+	673,415
444	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.732%	3-Month LIBOR	4.250%	6/16/24	B	423,155
1,037	Formula One Group, Term Loan B	5.022%	1-Month LIBOR	2.500%	2/01/24	B+	985,393
43	West Corporation, Incremental Term Loan B1	6.027%	3-Month LIBOR	3.500%	10/10/24	Ba3	39,022
2,223	Total Commercial Services & Supplies						2,120,985

	Communications Equipment – 0.9%

105	CommScope, Inc., Term Loan B	4.522%	1-Month LIBOR	2.000%	12/29/22	BB+	100,087
564	Plantronics, Term Loan B	5.022%	1-Month LIBOR	2.500%	7/02/25	BB	543,930
1,384	Univision Communications, Inc., Term Loan C5	5.272%	1-Month LIBOR	2.750%	3/15/24	B	1,259,838
2,053	Total Communications Equipment						1,903,855

	Consumer Finance – 0.4%

496	Vantiv LLC, Repriced Term Loan B4	4.190%	1-Month LIBOR	1.750%	8/09/24	BBB–	477,432
333	Verscend Technologies, Tern Loan B	7.022%	1-Month LIBOR	4.500%	8/27/25	B+	322,525
829	Total Consumer Finance						799,957

	Containers & Packaging – 0.2%

349	Berry Global, Inc., Term Loan Q	4.387%	1-Month LIBOR	2.000%	10/01/22	Ba2	342,178

	Distributors – 0.2%

499	SRS Distribution, Inc., Term Loan B	5.772%	1-Month LIBOR	3.250%	5/23/25	B	466,723

	Diversified Consumer Services – 0.2%

500	Refinitiv, Term Loan B	6.272%	1-Month LIBOR	3.750%	10/01/25	B2	478,125

	Diversified Financial Services – 0.7%

210	Lions Gate Entertainment Corp., Term Loan B	4.772%	1-Month LIBOR	2.250%	3/24/25	BB–	203,158
234	Travelport LLC, Term Loan B	5.116%	3-Month LIBOR	2.500%	3/17/25	B+	230,156
348	Vantiv LLC, Repriced Term Loan B3	4.189%	1-Month LIBOR	1.750%	10/14/23	BBB–	336,123
229	Veritas US, Inc., Term Loan B1	7.092%	3-Month LIBOR	4.500%	1/27/23	B	196,466
574	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (7)	8.522%	1-Month LIBOR	6.000%	6/30/22	BB–	498,501
1,595	Total Diversified Financial Services						1,464,404

	Diversified Telecommunication Services – 1.8%

1,212	CenturyLink, Inc., Term Loan B	5.272%	1-Month LIBOR	2.750%	1/31/25	BBB–	1,135,267
764	Frontier Communications Corporation, Term Loan B	6.280%	1-Month LIBOR	3.750%	1/14/22	B	710,887
78	Intelsat Jackson Holdings, S.A., Term Loan B4	7.006%	1-Month LIBOR	4.500%	1/02/24	B1	78,064
125	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	123,869
227	Level 3 Financing, Inc., Tranche B, Term Loan	4.754%	1-Month LIBOR	2.250%	2/22/24	BBB–	216,080
500	Numericable Group S.A., Term Loan B13	6.455%	1-Month LIBOR	4.000%	8/14/26	B	473,645
1,000	Ziggo B.V., Term Loan E	4.955%	1-Month LIBOR	2.500%	4/15/25	BB–	944,845
3,906	Total Diversified Telecommunication Services						3,682,657

	Electric Utilities – 0.5%

798	Vistra Operations Co., Term Loan B1	4.522%	1-Month LIBOR	2.000%	8/01/23	BBB–	771,287
276	Vistra Operations Co., Term Loan B3	4.473%	1-Month LIBOR	2.000%	12/31/25	BBB–	266,621
1,074	Total Electric Utilities						1,037,908

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Energy Equipment & Services – 0.2%

$383	Seadrill Partners LLC, Initial Term Loan	8.803%	3-Month LIBOR	6.000%	2/21/21	CCC+	$301,688

	Equity Real Estate Investment Trusts – 0.2%

559	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.522%	1-Month LIBOR	3.000%	10/24/22	B–	507,731

	Food & Staples Retailing – 0.6%

1,380	Albertson’s LLC, Term Loan B7	5.522%	1-Month LIBOR	3.000%	11/17/25	BB–	1,312,900

	Food Products – 1.1%

2,282	US Foods, Inc., Term Loan B	4.522%	1-Month LIBOR	2.000%	6/27/23	BBB–	2,194,095

	Health Care Equipment & Supplies – 0.2%

437	Acelity, Term Loan B	6.053%	3-Month LIBOR	3.250%	2/02/24	B	421,763

	Health Care Providers & Services – 2.4%

779	Acadia Healthcare, Inc., Term Loan B3	5.022%	1-Month LIBOR	2.500%	2/11/22	Ba2	754,084
86	Air Medical Group Holdings, Inc., Term Loan B	6.754%	1-Month LIBOR	4.250%	3/14/25	B	80,459
259	Community Health Systems, Inc., Term Loan H	5.957%	3-Month LIBOR	3.250%	1/27/21	B–	249,737
396	ConvaTec, Inc., Term Loan B	5.053%	3-Month LIBOR	2.250%	10/25/23	BB	383,945
794	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	5.272%	1-Month LIBOR	2.750%	6/24/21	BBB–	789,931
1,230	HCA, Inc., Term Loan B10	4.522%	1-Month LIBOR	2.000%	3/13/25	BBB–	1,208,865
46	HCA, Inc., Term Loan B11	4.272%	1-Month LIBOR	1.750%	3/17/23	BBB–	45,555
325	Millennium Laboratories, Inc., Term Loan B, First Lien	9.022%	1-Month LIBOR	6.500%	12/21/20	CCC+	179,537
248	PharMerica, Term Loan, First Lien	5.955%	1-Month LIBOR	3.500%	12/06/24	B	237,787
997	Select Medical Corporation, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	959,224
5,160	Total Health Care Providers & Services						4,889,124

	Health Care Technology – 0.5%

963	Emdeon, Inc., Term Loan	5.272%	1-Month LIBOR	2.750%	3/01/24	N/R	915,978

	Hotels, Restaurants & Leisure – 4.0%

1,021	24 Hour Fitness Worldwide, Inc., Term Loan B	6.022%	1-Month LIBOR	3.500%	5/30/25	B+	1,000,436
466	Aramark Corporation, Term Loan	4.272%	1-Month LIBOR	1.750%	3/11/25	BBB–	453,703
1,755	Burger King Corporation, Term Loan B3	4.772%	1-Month LIBOR	2.250%	2/16/24	B+	1,675,621
559	Caesars Entertainment Operating Company, Inc., Term Loan B	4.522%	1-Month LIBOR	2.000%	10/06/24	BB	534,685
743	Caesars Resort Collection, Term Loan, First Lien	5.272%	1-Month LIBOR	2.750%	12/23/24	BB	715,451
853	Hilton Hotels, Term Loan B	4.256%	1-Month LIBOR	1.750%	10/25/23	BBB–	825,178
496	Las Vegas Sands Corporation, Term Loan B	4.272%	1-Month LIBOR	1.750%	3/27/25	BBB–	475,574
500	Marriott Ownership Resorts, Term Loan B	4.772%	1-Month LIBOR	2.250%	8/29/25	BB+	490,000
729	MGM Growth Properties, Term Loan B	4.522%	1-Month LIBOR	2.000%	3/21/25	BB+	700,984
775	Seaworld Parks and Entertainment, Inc., Term Loan B5	5.522%	1-Month LIBOR	3.000%	4/01/24	B	741,994
489	YUM Brands, Term Loan B	4.220%	1-Month LIBOR	1.750%	4/03/25	BBB–	478,140
8,386	Total Hotels, Restaurants & Leisure						8,091,766

	Household Durables – 0.3%

626	Serta Simmons Holdings LLC, Term Loan, First Lien	5.891%	1-Month LIBOR	3.500%	11/08/23	B–	527,771

	Household Products – 0.8%

1,248	Reynolds Group Holdings, Inc., Term Loan, First Lien	5.272%	1-Month LIBOR	2.750%	2/05/23	B+	1,193,132
339	Spectrum Brands, Inc., Refinanced Term Loan	4.536%	1-Month LIBOR	2.000%	6/23/22	BB	328,939
1,587	Total Household Products						1,522,071

	Independent Power & Renewable Electricity Producers – 0.2%

386	NRG Energy, Inc., Term Loan B, (DD1)	4.272%	1-Month LIBOR	1.750%	6/30/23	BBB–	372,331

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Interactive Media & Services – 0.2%

$353	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.582%	3-Month LIBOR	3.000%	11/03/23	BB–	$313,229

	Internet and Direct Marketing Retail – 0.2%

498	Uber Technologies, Inc., Term Loan	6.387%	1-Month LIBOR	4.000%	4/04/25	N/R	485,995

	Internet Software & Services – 0.2%

486	Ancestry.com, Inc., Term Loan, First Lien	5.780%	1-Month LIBOR	3.250%	10/19/23	B	466,192

	IT Services – 1.4%

614	First Data Corporation, Term Loan, First Lien	4.504%	1-Month LIBOR	2.000%	7/10/22	B	591,341
412	First Data Corporation, Term Loan, First Lien	4.504%	1-Month LIBOR	2.000%	4/26/24	BB	395,049
361	Gartner, Inc., Term Loan A	4.022%	1-Month LIBOR	1.500%	3/21/22	BB+	354,261
498	GTT Communications, Inc., Term Loan, First Lien	5.270%	1-Month LIBOR	2.750%	6/02/25	B	469,309
493	Tempo Acquisition LLC, Term Loan B	5.522%	1-Month LIBOR	3.000%	5/01/24	B	473,293
159	West Corporation, Term Loan B	6.527%	3-Month LIBOR	4.000%	10/10/24	Ba3	146,739
488	WEX, Inc., Term Loan B	4.772%	1-Month LIBOR	2.250%	7/01/23	BB–	470,438
3,025	Total IT Services						2,900,430

	Life Sciences Tools & Services – 0.1%

297	Inventiv Health, Inc., Term Loan B	4.522%	1-Month LIBOR	2.000%	8/01/24	BB	288,209

	Machinery – 0.1%

286	Gates Global LLC, Term Loan B	5.272%	1-Month LIBOR	2.750%	4/01/24	B+	272,050

	Marine – 0.1%

112	Harvey Gulf International Marine, Inc., Exit Term Loan	8.508%	6-Month LIBOR	6.000%	7/02/23	B	111,508

	Media – 3.4%

884	Cequel Communications LLC, Term Loan B	4.990%	1-Month LIBOR	2.250%	1/10/26	BB	839,462
948	Charter Communications Operating Holdings LLC, Term Loan B	4.530%	1-Month LIBOR	2.000%	4/30/25	BBB–	911,790
248	Cineworld Group PLC, Term Loan B	5.022%	1-Month LIBOR	2.500%	2/28/25	BB–	235,512
808	Cumulus Media, Inc., Exit Term Loan	7.030%	1-Month LIBOR	4.500%	5/13/22	B	760,162
277	Gray Television, Inc., Term Loan B2	4.599%	1-Month LIBOR	2.250%	2/07/24	BB	266,498
92	Clear Channel Communications, Inc., Term Loan E, (7)	10.022%	N/A	N/A	7/30/19	N/R	62,414
748	Clear Channel Communications, Inc., Tranche D, Term Loan, (7)	9.272%	N/A	N/A	1/30/19	N/R	505,821
511	Intelsat Jackson Holdings, S.A., Term Loan B	6.256%	1-Month LIBOR	3.750%	11/30/23	Ba3	496,966
473	Meredith Corporation, Tranche Term Loan B1	5.272%	1-Month LIBOR	2.750%	1/31/25	BB	460,860
87	Nexstar Broadcasting, Inc., Term Loan B3	4.756%	1-Month LIBOR	2.250%	1/17/24	BB+	82,348
500	Nexstar Broadcasting, Inc., Term Loan B3	4.756%	1-Month LIBOR	2.250%	1/17/24	BB+	475,140
496	Sinclair Television Group, Term Loan B2	4.780%	1-Month LIBOR	2.250%	1/31/24	BB+	472,323
361	Springer Science & Business Media, Inc., Term Loan B13, First Lien	6.016%	1-Month LIBOR	3.500%	8/15/22	B	354,429
767	UPC Financing Partnership, Term Loan AR1, First Lien	4.955%	1-Month LIBOR	2.500%	1/15/26	BB	731,530
260	WideOpenWest Finance LLC, Term Loan B	5.720%	1-Month LIBOR	3.250%	8/18/23	B	241,767
7,460	Total Media						6,897,022

	Multiline Retail – 0.1%

13	Belk, Inc., Term Loan B, First Lien, (DD1)	7.365%	2-Month LIBOR	4.750%	12/12/22	B–	10,780
248	EG America LLC, Term Loan, First Lien	6.813%	3-Month LIBOR	4.000%	2/07/25	B	239,751
261	Total Multiline Retail						250,531

	Oil, Gas & Consumable Fuels – 0.2%

208	Fieldwood Energy LLC, Exit Term Loan	7.772%	1-Month LIBOR	5.250%	4/11/22	B+	195,903
267	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.772%	1-Month LIBOR	7.250%	4/11/23	B+	235,876
475	Total Oil, Gas & Consumable Fuels						431,779

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Personal Products – 0.3%

$704	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.207%	3-Month LIBOR	3.500%	11/16/20	CCC+	$504,026

	Pharmaceuticals – 0.2%

517	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.379%	1-Month LIBOR	3.000%	6/02/25	BB–	494,864

	Professional Services – 0.4%

245	Nielsen Finance LLC, Term Loan B4	4.387%	1-Month LIBOR	2.000%	10/04/23	BBB–	238,511
479	On Assignment, Inc., Term Loan B	4.522%	1-Month LIBOR	2.000%	4/02/25	BB	464,648
724	Total Professional Services						703,159

	Real Estate Management & Development – 0.4%

950	GGP, Term Loan B	5.022%	1-Month LIBOR	2.500%	8/27/25	BB+	897,897

	Road & Rail – 0.4%

810	Avolon LLC, Term Loan B	4.470%	1-Month LIBOR	2.000%	1/15/25	BBB–	780,138

	Semiconductors & Semiconductor Equipment – 0.3%

261	MaxLinear, Inc., Term Loan B	4.955%	1-Month LIBOR	2.500%	5/13/24	BB–	249,422
452	Microchip Technology., Inc., Term Loan B	4.530%	1-Month LIBOR	2.000%	5/29/25	BB+	429,746
713	Total Semiconductors & Semiconductor Equipment						679,168

	Software – 3.2%

472	BMC Software, Inc., Term Loan B	7.053%	3-Month LIBOR	4.250%	10/02/25	B	456,117
717	Ellucian, Term Loan B, First Lien	6.053%	3-Month LIBOR	3.250%	9/30/22	Caa1	693,242
490	Greeneden U.S. Holdings II LLC, Term Loan B	5.772%	1-Month LIBOR	3.250%	12/01/23	B	473,420
607	Infor (US), Inc., Term Loan B	5.272%	1-Month LIBOR	2.750%	2/01/22	B	583,844
491	Kronos Incorporated, Term Loan B	5.541%	3-Month LIBOR	3.000%	11/20/23	B	468,468
285	McAfee LLC, Term Loan B	6.272%	1-Month LIBOR	3.750%	9/30/24	B	277,773
128	Micro Focus International PLC, New Term Loan	5.022%	1-Month LIBOR	2.500%	6/21/24	BB–	119,530
864	Micro Focus International PLC, Term Loan B	5.022%	1-Month LIBOR	2.500%	6/21/24	BB–	807,217
498	Quintiles Transnational, Dollar Term Loan B3	4.272%	1-Month LIBOR	1.750%	6/11/25	BBB–	482,267
987	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.772%	1-Month LIBOR	2.250%	4/16/25	BB	934,309
374	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.772%	1-Month LIBOR	2.250%	4/16/25	BB	354,396
909	Tibco Software, Inc., Term Loan, First Lien	6.010%	1-Month LIBOR	3.500%	12/04/20	CCC–	898,434
6,822	Total Software						6,549,017

	Specialty Retail – 1.2%

78	Academy, Ltd., Term Loan B	6.349%	1-Month LIBOR	4.000%	7/01/22	CCC+	52,494
990	Belron Finance US LLC, Initial Term Loan B	4.839%	3-Month LIBOR	2.250%	11/07/24	BB	947,925
990	Hanesbrands, Term Loan B	4.272%	1-Month LIBOR	1.750%	12/16/24	BBB–	982,986
459	Petco Animal Supplies, Inc., Term Loan B1	5.777%	3-Month LIBOR	3.250%	1/26/23	B2	339,277
146	Petsmart Inc., Term Loan B, First Lien	5.380%	1-Month LIBOR	3.000%	3/11/22	CCC	116,021
2,663	Total Specialty Retail						2,438,703

	Technology Hardware, Storage & Peripherals – 0.8%

736	Dell International LLC, Refinancing Term Loan B	4.530%	1-Month LIBOR	2.000%	9/07/23	BBB–	709,411
1,058	Western Digital, Term Loan B	4.256%	1-Month LIBOR	1.750%	4/29/23	BBB–	1,012,142
1,794	Total Technology Hardware, Storage & Peripherals						1,721,553

	Trading Companies & Distributors – 0.3%

569	HD Supply Waterworks, Ltd., Term Loan B	5.721%	3-Month LIBOR	3.000%	8/01/24	B+	551,700

	Wireless Telecommunication Services – 0.5%

983	Sprint Corporation, Term Loan, First Lien	5.063%	1-Month LIBOR	2.500%	2/02/24	BB–	937,472
$75,309	Total Variable Rate Senior Loan Interests (cost $75,097,739)						71,241,783

Principal Amount (000)	Description (1)	Coupon			Maturity		Ratings (6)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.3% (0.2% of Total Investments)

	Food Products – 0.3%

$630	Land O’ Lakes Inc., 144A	8.000%			N/A	(10)	BB	$666,225
$630	Total $1,000 Par (or similar) Institutional Preferred (cost $630,000)							666,225

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity			Value

	STRUCTURED NOTES – 0.3% (0.2% of Total Investments)

$2,430	Merrill Lynch International & Co. C.V., Mandatory Exchangeable Note, Linked to Common Stock of Broadcom Inc. (Cap 113.00% of Issue Price), 144A	10.000%	$209.2547	$236.4578	1/23/19			$569,325
	Total Structured Notes (cost $503,739)							569,325

Shares	Description (1)							Value

	COMMON STOCK RIGHTS – 0.1% (0.1% of Total Investments)

	Oil, Gas, & Consumable Fuels – 0.1%

388	Fieldwood Energy LLC, (2), (3)							13,968
1,923	Fieldwood Energy LLC, (3), (4)							64,439
	Total Oil, Gas & Consumable Fuels							78,407
	Total Common Stock Rights (cost $54,874)							78,407

Principal Amount (000)	Description (1)	Coupon			Maturity		Ratings (6)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Media – 0.0%

$132	iHeartCommunications Inc., (7)	9.000%			12/15/19		CC	$88,440
$132	Total Corporate Bonds (cost $123,006)							88,440

Shares	Description (1)							Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Industrials – 0.0%

1,176	HGIM Corp							$47,628
	Total Warrants (cost $47,040)							47,628
	Total Long-Term Investments (cost $295,904,629)							295,260,325

Principal Amount (000)	Description (1)	Coupon			Maturity			Value

	SHORT-TERM INVESTMENTS – 1.8% (1.2% of Total Investments)

	REPURCHASE AGREEMENTS – 1.5% (1.0% of Total Investments)

$3,008	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $3,008,400, collateralized by $3,080,000 U.S. Treasury Bonds, 3.000%, due 5/15/45, value $3,072,574	1.200%			1/02/19			$3,008,199

	INVESTMENT COMPANIES – 0.3% (0.2% of Total Investments)
694,859	BlackRock Liquidity Funds T-Fund Portfolio, (11)	2.273% (12)			N/A			694,859
	Total Short-Term Investments (cost $3,703,058)							3,703,058
	Total Investments (cost $299,607,687) – 146.7%							298,963,383
	Borrowings – (48.0)% (13), (14)							(97,900,000)
	Other Assets Less Liabilities – 1.3% (15)							2,668,041
	Net Assets Applicable to Common Shares – 100%							$203,731,424

JDD	Nuveen Diversified Dividend and Income Fund (continued)
Portfolio of Investments December 31, 2018

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. Dollar	5,067,096	Euro	4,433,000	Bank of America, N.A.	3/20/19	$(44,798)
Euro	49,000	U.S. Dollar	56,139	Barclays Bank PLC	3/20/19	365
Czech Koruna	2,310,000	U.S. Dollar	102,140	BNP Paribas	3/20/19	931
Polish Zloty	775,000	U.S. Dollar	204,903	BNP Paribas	3/20/19	2,558
Turkish Lira	620,000	U.S. Dollar	109,515	Goldman Sacks Bank USA	3/20/19	2,942
U.S. Dollar	136,871	South African Rand	1,976,000	Goldman Sacks Bank USA	3/20/19	784
Brazilian Real	380,000	U.S. Dollar	97,431	JPMorgan Chase Bank N.A.	3/06/19	169
Chilean Peso	70,500,000	U.S. Dollar	103,183	JPMorgan Chase Bank N.A.	3/20/19	(1,514)
Colombian Peso	318,700,000	U.S. Dollar	100,221	JPMorgan Chase Bank N.A.	3/20/19	(2,442)
Egyptian Pound	8,420,000	U.S. Dollar	438,999	JPMorgan Chase Bank N.A.	1/08/19	30,340
Egyptian Pound	3,770,000	U.S. Dollar	200,000	JPMorgan Chase Bank N.A.	6/19/19	(332)
Mexican Peso	4,130,000	U.S. Dollar	203,200	JPMorgan Chase Bank N.A.	3/20/19	4,469
Peruvian Sol	712,000	U.S. Dollar	210,975	JPMorgan Chase Bank N.A.	3/20/19	(166)
Philippine Peso	5,580,000	U.S. Dollar	105,138	JPMorgan Chase Bank N.A.	3/20/19	735
Russian Ruble	6,860,000	U.S. Dollar	102,064	JPMorgan Chase Bank N.A.	3/20/19	(4,524)
U.S. Dollar	210,145	Egyptian Pound	3,770,000	JPMorgan Chase Bank N.A.	1/08/19	2
U.S. Dollar	246,684	Egyptian Pound	4,650,000	JPMorgan Chase Bank N.A.	1/08/19	(12,511)
U.S. Dollar	97,483	Brazilian Real	380,000	JPMorgan Chase Bank N.A.	3/06/19	(117)
U.S. Dollar	99,664	Mexican Peso	2,060,000	JPMorgan Chase Bank N.A.	3/20/19	(3,919)
Total						$(27,028)
Total unrealized appreciation on forward foreign currency contracts						$43,295
Total unrealized depreciation on forward foreign currency contracts						$(70,323)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Eurex Euro-Bobl	Short	(7)	3/19	$(1,061,198)	$(1,062,843)	$(1,645)	$(2)
Eurex Euro-Bund	Short	(13)	3/19	(2,427,727)	(2,435,887)	(8,160)	(9)
Eurex Euro-Buxl	Short	(2)	3/19	(409,924)	(413,891)	(3,967)	(5)
Total				$(3,898,849)	$(3,912,621)	$(13,772)	$(16)
Total payable for variation margin on futures contracts							$(16)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (16)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	$56,200,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$1,358,416	$1,358,416
Total unrealized appreciation on interest rate swaps										$1,358,416

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(7)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	Perpetual security. Maturity date is not applicable.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 32.7%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Interbank Offered Rate

N/A	Not applicable

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

BRL	Brazilian Real

EUR	Euro

IDR	Indonesian Rupiah

ZAR	South African Rand

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2018

Assets
Long-term investments, at value (cost $295,904,629)	$295,260,325
Short-term investments, at value (cost approximates value)	3,703,058
Cash	350,349
Cash denominated in foreign currencies (cost $86,599)	86,795
Cash collateral at brokers for investments in futures contracts(1)	44,247
Unrealized appreciation on:
Forward foreign currency contracts	43,295
Interest rate swaps	1,358,416
Receivable for:
Dividends	552,975
Interest	1,393,605
Investments sold	269,107
Reclaims	101,376
Other assets	123,946
Total assets	303,287,494
Liabilities
Borrowings	97,900,000
Unrealized depreciation on forward foreign currency contracts	70,323
Payable for:
Investments purchased	1,120,982
Variation margin on futures contracts	16
Accrued expenses:
Management fees	230,812
Interest on borrowings	7,565
Trustees fees	81,782
Other	144,590
Total liabilities	99,556,070
Net assets applicable to common shares	$203,731,424
Common shares outstanding	19,736,517
Net asset value (“NAV”) per common share outstanding	$10.32
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$197,365
Paid-in surplus	205,975,512
Total distributable earnings	(2,441,453)
Net assets applicable to common shares	$203,731,424
Authorized shares:
Common	Unlimited
Preferred	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$5,987,199
Interest	8,281,997
Foreign tax withheld on dividend income	(201,142)
Total investment income	14,068,054
Expenses
Management fees	2,962,979
Interest expense on borrowings	3,165,665
Custodian fees	182,339
Trustees fees	8,628
Professional fees	67,482
Shareholder reporting expenses	72,744
Shareholder servicing agent fees	2,193
Stock exchange listing fees	6,771
Investor relations expense	15,710
Other	24,792
Total expenses	6,509,303
Net investment income (loss)	7,558,751
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	5,021,741
Forward foreign currency contracts	391,667
Futures contracts	(129,806)
Swaps	55,387
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(41,061,152)
Forward foreign currency contracts	57,186
Futures contracts	(50,200)
Swaps	658,625
Net realized and unrealized gain (loss)	(35,056,552)
Net increase (decrease) in net assets applicable to common shares from operations	$(27,497,801)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/18	Year(1) Ended 12/31/17
Operations
Net investment income (loss)	$7,558,751	$9,296,541
Net realized gain (loss) from:
Investments and foreign currency	5,021,741	8,722,247
Forward foreign currency contracts	391,667	(213,858)
Futures contracts	(129,806)	(58,347)
Options written	—	28,277
Swaps	55,387	(1,393,846)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(41,061,152)	11,121,424
Forward foreign currency contracts	57,186	(125,732)
Futures contracts	(50,200)	82,908
Swaps	658,625	2,126,000
Net increase (decrease) in net assets applicable to common shares from operations	(27,497,801)	29,585,614
Distributions to Common Shareholders(2)
Dividends(3)	(12,234,545)	(22,342,503)
Return of capital	(7,313,269)	(4,064,307)
Decrease in net assets applicable to common shares from distributions to common shareholders	(19,547,814)	(26,406,810)
Capital Share Transactions
Cost of common shares repurchased or retired	(88,700)	—
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	55,017	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(33,683)	—
Net increase (decrease) in net assets applicable to common shares	(47,079,298)	3,178,804
Net assets applicable to common shares at the beginning of period	250,810,722	247,631,918
Net assets applicable to common shares at the end of period	$203,731,424	$250,810,722
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended December 31, 2017, the Fund’s distributions to common shareholders were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2018

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(27,497,801)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(151,129,594)
Proceeds from sales and maturities of investments	176,912,214
Proceeds from (Purchases of) short-term investments, net	333,721
Proceeds from (Payments for) closed foreign currency spot contracts	(23,283)
Capital gain and return of capital distributions from investments	1,081,417
Payment-in-kind distributions	(12,420)
Amortization (Accretion) of premiums and discounts, net	142,139
(Increase) Decrease in:
Receivable for dividends	18,035
Receivable for interest	371,644
Receivable for investments sold	1,146,908
Receivable for reclaims	9,567
Receivable for variation margin on futures contracts	5,174
Other assets	9,058
Increase (Decrease) in:
Payable for investments purchased	(751,022)
Payable for variation margin on futures contracts	16
Accrued management fees	(38,639)
Accrued interest on borrowings	(7,668)
Accrued Trustees fees	9,729
Accrued other expenses	(100,735)
Net realized (gain) loss from investments and foreign currency	(5,021,741)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	41,061,152
Forward foreign currency contracts	(57,186)
Swaps	(658,625)
Net cash provided by (used in) operating activities	35,802,060
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(812,763)
Repayment of borrowings	(15,000,000)
Cash distributions paid to common shareholders	(19,492,797)
Cost of common shares repurchased and retired	(88,700)
Net cash provided by (used in) financing activities	(35,394,260)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	407,800
Cash, cash denominated in foreign currency, and cash collateral at brokers at the beginning of period	73,591
Cash, cash denominated in foreign currency, and cash collateral at brokers at the end of period	481,391

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$3,031,468
Non-cash financing activities not included herein consists of reinvestment of common share distributions.	55,017

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repur chased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2018	$12.70	$0.38	$(1.77)	$(1.39)	$(0.40)	$(0.22)	$(0.37)	$(0.99)	$—	*	$10.32	$9.23
2017	12.54	0.47	1.03	1.50	(0.51)	(0.62)	(0.21)	(1.34)	—		12.70	12.30
2016	12.53	0.46	0.62	1.08	(0.49)	(0.59)	—	(1.08)	0.01		12.54	11.17
2015	13.56	0.46	(0.42)	0.04	(0.85)	(0.15)	(0.08)	(1.08)	0.01		12.53	10.83
2014	12.84	0.48	1.27	1.75	(1.03)	—	—	(1.03)	—	*	13.56	11.77

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2018	$97,900	$3,081
2017	112,900	3,222
2016	112,400	3,203
2015	116,500	3,135
2014	116,500	3,320

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Common Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(11.47)%	(17.87)%	$203,731	2.76%	3.21%	45%
12.21	22.48	250,811	2.30	3.66	46
8.96	13.28	247,632	2.07	3.65	74
0.39	1.24	248,703	1.91	3.43	49
13.97	13.82	270,328	1.84	3.56	50

(a)	Per share Net Investment Income (Loss) is calculated using the average daily common shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9 – Borrowing Arrangements).
• Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2018	1.34%
2017	0.90
2016	0.64
2015	0.47
2014	0.41

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per common share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Diversified Dividend and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The end of the reporting period for the Fund is December 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management LLC (“Symphony”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the global equity income strategy portion of the Fund consisting of a portfolio focused on income producing and dividend paying equity securities. Security Capital manages the real estate investment trust (“REIT”) strategy portion of the Fund consisting of a portfolio focused on dividend-paying common stock REITs. Symphony manages the adjustable rate senior loan strategy portion of the Fund consisting of a portfolio focused on senior loans. Wellington manages the emerging market debt strategy portion of the Fund consisting of a portfolio focused on emerging market sovereign debt. Wellington also manages the Fund’s forward foreign currency strategy. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objectives are high current income and total return. The Fund invests approximately equal proportions in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by REITs, emerging markets sovereign debt, and adjustable rate senior loans. The Fund expects to invest between 40% and 70% of its managed assets in equity security holdings and between 30% and 60% of its managed assets in debt security holdings. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,120,982

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest Income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund common shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. Dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in common shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s common shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange common shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks**	$41,584,885	$33,603,757	$23,003	$75,211,645
Emerging Market Debt and Foreign Corporate Bonds	—	74,894,928	—	74,894,928
Real Estate Investment Trust (REIT) Common Stocks	72,461,944	—	—	72,461,944
Variable Rate Senior Loan Interests	—	71,241,783	—	71,241,783
$1,000 Par (or similar) Institutional Preferred	—	666,225	—	666,225
Structured Notes	—	569,325	—	569,325
Common Stock Rights**	—	13,968	64,439	78,407
Corporate Bonds	—	88,440	—	88,440
Warrants	—	47,628	—	47,628

Short-Term Investments:
Repurchase Agreements	—	3,008,199	—	3,008,199
Investment Companies	694,859	—	—	694,859

Investments in Derivatives:
Forward Foreign Currency Contracts***	—	(27,028)	—	(27,028)
Futures Contracts***	(13,772)	—	—	(13,772)
Interest Rate Swaps***	—	1,358,416	—	1,358,416
Total	$114,727,916	$185,465,641	$87,442	$300,280,999
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, when applicable.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Notes to Financial Statements (continued)

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Germany	$10,894,585	3.6%
United Kingdom	9,396,881	3.1
Japan	5,370,649	1.8
Hungary	5,039,025	1.7
Canada	4,583,759	1.5
Croatia	4,451,778	1.5
Turkey	3,887,607	1.3
Russia	3,823,540	1.3
Argentina	3,770,932	1.3
China	3,578,269	1.2
France	3,467,871	1.2
Ireland	3,351,076	1.1
Spain	3,272,869	1.1
Netherlands	3,199,936	1.1
Sri Lanka	2,953,077	1.0
Switzerland	2,922,849	1.0
Other	59,755,929	19.9
Total non-U.S. securities	$133,720,632	44.7%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$3,008,199	$(3,008,199)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

The Fund is authorized to enter into forward foreign currency contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund continued to utilize forward foreign currency contracts to reduce the currency risk of select local currency denominated emerging market bonds, as well as to actively manage certain currency exposures in an attempt to benefit from potential appreciation.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency contracts outstanding*	$8,663,395
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$43,295	Unrealized depreciation on forward foreign currency contracts	$(70,323)

Notes to Financial Statements (continued)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered to those forward foreign currency contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America, N.A.	$—	$(44,798)	$(44,798)	$—	$(44,798)
Barclays Bank PLC	365	—	365	—	365
BNP Paribas	3,489	—	3,489	—	3,489
Goldman Sacks Bank USA	3,726	—	3,726	—	3,726
JPMorgan Chase Bank N.A.	35,715	(25,525)	10,190	—	10,190
Total	$43,295	$(70,323)	$(27,028)	$—	$(27,028)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Foreign currency rate	Forward contracts	$391,667	$57,186

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used futures on U.S. and German interest rates as part of an overall portfolio construction strategy to reduce interest rate sensitivity and manage yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$3,625,616
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts		$ —	Payable for variation margin on futures contracts*	$(13,772)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(129,806)	$(50,200)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$56,200,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$1,358,416	—	$—
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable and is not reflect in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amount Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$1,358,416	$—	$1,358,416	$—	$(1,358,416)	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$55,387	$658,625

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares Transactions

Transactions in common shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/18	Year Ended 12/31/17
Common Shares:
Issued to shareholders due to reinvestment of distributions	4,584	—
Repurchased and retired	(10,000)	—
Weighted average common share:
Price per share repurchased and retired	$8.85	—
Discount per share repurchased and retired	15.63%	—

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $151,129,594 and $176,912,214, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of December 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$302,118,796
Gross unrealized:
Appreciation	$21,693,574
Depreciation	(24,848,987)
Net unrealized appreciation (depreciation) of investments	$(3,155,413)

Tax cost of forward contracts	$(27,266)
Net unrealized appreciation (depreciation) of forward contracts	238

Tax cost of futures contracts	$(13,772)
Net unrealized appreciation (depreciation) of futures contracts	—

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	1,358,416

Notes to Financial Statements (continued)

Permanent differences, primarily due to foreign currency transactions, treatment of notional principal contracts and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2018, the Fund’s tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s tax years ended December 31, 2018 and December 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018
Distributions from net ordinary income[1]	$7,847,651
Distributions from net long-term capital gains[2]	4,386,894
Return of capital	7,313,269

2017
Distributions from net ordinary income[1]	$10,256,559
Distributions from net long-term capital gains	12,085,944
Return of capital	4,064,307

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

[2]  The Fund designates as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2018.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[3]	$519,193
Late-year ordinary losses[4]	15,025

[3] Capital losses incurred from November 1, 2018 through December 31, 2018, the Fund’s tax year end.
[4] Specified losses incurred from November 1, 2018 through December 31, 2018.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2018, the complex-level fee for the Fund was 0.1602%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowing

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $125,000,000 (maximum commitment amount) committed 364-day revolving line of credit (“Borrowing”) with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $97,900,000.

Interest is charged on the Borrowings drawn amount at a rate per annum equal to the higher of (a) one-month LIBOR rate plus 0.75% or (b) the Federal Funds rate plus 0.75%. The Fund also accrued a 0.15% per annum commitment fee on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount, otherwise the per annum commitment fee is 0.25%.

During May 2018, the Fund renewed the Borrowings with its custodian bank through May 17, 2019. The Fund incurred a 0.10% amendment fee based on the maximum commitment amount of the Borrowings. All other terms remained unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $109,349,315 and 2.73%, respectively.

Notes to Financial Statements (continued)

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, commitment fees and the amendment fee are each recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of December 31, 2017, the Fund’s Statement of Changes in Net Assets reflected the following balances.

Distributions to Shareholders
From net investment income	(10,022,036)
From accumulated net realized gains	(12,320,467)
Return of capital	(4,064,307)
Decrease in net assets from distributions to shareholders	(26,406,810)
UNII at the end of period	(1,257,109)

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information

(Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider**
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2018.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations, its percentage of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code, and its percentage of qualified business income (“QBI”) for individuals under Section 199A of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend and business income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JDD
% DRD	10.3%
% QDI	34.7%
% QBI	16.7%

Quarterly Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-Port. You may obtain this information directly from the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JDD
Common shares repurchased	10,000

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Blended Index (Comparative Benchmark): The performance is a blended return consisting of: 1) 25% of the return of the Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 25% of the return of the Wilshire U.S. Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 3) 25% of the return of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 4) 25% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified): This index is an expansion of the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI). The CEMBI is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

∎

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified): An Index that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasisovereign entities: Brady bonds, loans, Eurobonds. The index limits the exposure of some of the larger countries. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

∎

JPMorgan Government Bond Index-Emerging Markets (GBI-EM): A comprehensive emerging market debt index that tracks local currency bonds issued by emerging market governments. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the GBI-EM Global Diversified are identical to those covered by the GBI-EM Global Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Glossary of Terms Used in this Report (continued) (Unaudited)

∎

MSCI ACWI (All Country World Index): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

∎

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Russell 1000® Growth Index: A market-capitalization weighted index of those firms in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

∎

Russell 1000® Value Index: A market-capitalization weighted index of those firms in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

∎

S&P 500®: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		168

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		168

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		168

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2009), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		168

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		168

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		168

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		168

Interested Board Member:

∎ MARGO L. COOK(2)

President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.

1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		74

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		168

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016- 2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		168

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		168

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		74

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		168

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018		74

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		74

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		168

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		168

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988		168

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Learn more about Nuveen Funds at: www.nuveen.com/
closed-end-funds

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-B-1218D 741751-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2018	$37,770	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2017	$36,750	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2018	$0	$0	$0	$0
December 31, 2017	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Wellington Management Company, LLP (“Wellington Management”) and Symphony Asset Management, LLC (“Symphony”) (NWQ, Security Capital, Wellington and Symphony are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference or summarized below.

Security Capital

The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients. For proxy matters that are not covered by the Guidelines or where a vote contrary to the Guidelines is considered appropriate, the investment analyst who covers that company will document on a proxy summary how Security Capital is voting and that summary is signed-off by the investment analyst, as well as two Portfolio Managers. In addition, this summary is provided to Security Capital’s Chief Compliance Officer.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.

Symphony

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•

Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s equity investments, Wellington Management Company LLP (“Wellington Management”) for a portion of the registrant’s debt investments, Symphony Asset Management LLC (“Symphony”) for an additional portion of the registrant’s debt investments and NWQ Investment Management Company, LLC (“NWQ”) for an additional portion of the registrant’s equity investments, (Security Capital, Wellington Management, Symphony and NWQ are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 45 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is a Certified Public Accountant and was awarded an Elijah Watt Sells Award and is a recipient of the President’s Call to Service Award, December 2008.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 37 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 31 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Item 8 (a)(2).    Other Accounts Managed AS OF DECEMBER 31, 2018

(a)(2) For each person identified in column (a)(1), provide number of accounts other than the Funds managed by the person within each category below and the total assets in the accounts managed within each
	category below
(a)(1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
Anthony R. Manno Jr.	1	$0.1	2	$0.8	98	$2.4
Kenneth D. Statz	1	$0.1	2	$0.8	98	$2.4
Kevin W. Bedell	1	$0.1	2	$0.8	98	$2.4

(a)(3) Performance Fee Accounts. For each of the categories in column
(a)(2), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
	account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)
Anthony R. Manno Jr.	—	—	—	—	3	$0.2
Kenneth D. Statz	—	—	—	—	3	$0.2
Kevin W. Bedell	—	—	—	—	3	$0.2

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., and/or (ii) in self-directed parent company mutual funds, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

Item 8(a)(4).	OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz	X
Kevin W. Bedell	X

Wellington Management

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James W. Valone, CFA, Senior Managing Director and Fixed Income Portfolio Manager, has served as a portfolio manager of the registrant since 2007. Mr. Valone joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AS OF DECEMBER 31, 2018

	All Accounts (includes registrant)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
James W. Valone	2	$733	24	$15.7	22	$10.7

	Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
James W. Valone	0	$0	6	$7.3	5	$1.9

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Valone also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).  FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2018.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the JP Morgan Emerging Markets Bond Index Global Diversified over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Valone is a Partner.

Item 8(a)(4).  OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2018

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James W. Valone	X

Symphony

Item 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott Caraher, Portfolio Manager of the Fund, is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Item 8(a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PM
As of 12/31/18

Scott Caraher
(a) RICs
Number of accts	9
Assets	$4.8 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	4
Assets	$1.08 billion
Performance fee accts
Number of accts	0
Assets	$0

(c) Other
Non-performance fee accts
Number of accts	5
Assets	$1.23 billion
Performance fee accts
Number of accts	0
Assets	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described below, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).  FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable. Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).  OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott Caraher	X

NWQ

Item 8(a)(1).   PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James T. Stephenson, CFA, Managing Director, Portfolio Manager and Equity Analyst

Prior to joining NWQ in 2006, Jim spent seven years at Bel Air Investment Advisors, LLC, formerly a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Jim was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West. Jim received his B.B.A. and M.S. in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, he earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Thomas J. Ray, CFA, Managing Director, Co-Head of Fixed Income, Portfolio Manager/Analyst

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management; a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management. Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Item 8(a)(2).  OTHER ACCOUNTS MANAGED – AS OF DECEMBER 31, 2018

	James Stephenson		Thomas Ray
(a) RICs
Number of accts	6		7
Assets ($000s)	$1.3 billion		$2.1 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	1		3
Assets ($000s)	$104 million		$463 million
Performance fee accts
Number of accts	0		0

(c) Other
Non-performance fee accts
Number of accts	598	*	1348
Assets ($000s)	$610* million		$944 million	**
Performance fee accts
Number of accts	0		0
Assets ($000s)	0		0

* includes approximately $411 million in non-discretionary assets as of 12/31/18.

** includes approximately $163 million in model-based and other non-discretionary assets as of 12/31/18.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•

Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).  FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s Executive Committee. Total compensation (TC) consists of both a base salary and annual variable compensation composed of a cash bonus and deferred compensation. TC can be a multiple of the base salary.

NWQ annually benchmarks TC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total compensation levels to ensure it remains competitive.

To further strengthen our incentive compensation package and to create an even stronger alignment with clients and the long-term success of the firm, NWQ has implemented a long-term incentive program. The annual bonus pool for NWQ is tied first and foremost to investment performance, along with considerations for flows, revenue and firm discretion.

Individual bonuses out of that pool, including the Investment Team, are based primarily on the following:

•	Overall performance of client portfolios

•	For NWQ’s analysts, objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration, and work ethic

In addition, a portion of annual bonuses will be deferred and tied to Nuveen’s long-term performance.

Lastly, key individuals have received retention long-term performance compensation that vests at year-end 2022. The program is designed to ensure that NWQ’s professionals have a strong alignment of interests with the firm’s clients over the long term.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms.

Item 8(a)(4).  OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James Stephenson	X
Thomas Ray	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JANUARY 1-31, 2018	0		0	1,975,000
FEBRUARY 1-28, 2018	0		0	1,975,000
MARCH 1-31, 2018	0		0	1,975,000
APRIL 1-30, 2018	0		0	1,975,000
MAY 1-31, 2018	0		0	1,975,000
JUNE 1-30, 2018	0		0	1,975,000
JULY 1-31, 2016	0		0	1,975,000
AUGUST 1-31, 2018	0		0	1,975,000
SEPTEMBER 1-30, 2018	0		0	1,975,000
OCTOBER 1-31, 2018	0		0	1,975,000
NOVEMBER 1-30, 2018	0		0	1,975,000
DECEMBER 1-31, 2018	10,000	$8.85	10,000	1,965,000
TOTAL	10,000

*

The registrant’s repurchase program, for the repurchase of 1,975,000 shares, was authorized August 1, 2017. The program was reauthorized for a maximum repurchase amount of 1,975,000 shares on August 7, 2018. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2019

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2019